UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2015

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-190080	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Boulevard, Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 820-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

On May 11, 2015, two investors (the “Option Holders”) exercised an option to purchase shares of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and Warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), that was granted pursuant to Amendment Agreement No. 2 to Securities Purchase Agreement, dated April 12, 2013, by and between BioSig Technologies, Inc. (the “Company”) and certain purchasers set forth therein (as previously filed as Exhibit 10.9 to the Form S-1 filed on July 22, 2013 with the Securities and Exchange Commission).  In connection with the exercise of such option, the Company entered into a Securities Purchase Agreement with each of the Option Holders (collectively, the “Purchase Agreements”), pursuant to which the Company issued to the Option Holders an aggregate of 450 units, which consisted of, in aggregate, 450 shares of Preferred Stock (the “Option Holder Shares”) and Warrants to purchase 374,641 shares of Common Stock, exercisable at a price of $1.50 per share (the “Option Holder Warrants”), in exchange for aggregate consideration of $450,000.

The Option Holder Shares and Option Holder Warrants issued and sold to the Option Holders were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Option Holder represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The Option Holder Warrants contain customary anti-dilution protections and are exercisable immediately for cash or, if at any time after six months from the issuance date, there is no effective registration statement registering the resale, or no current prospectus available for the resale, of the shares of Common Stock underlying the Option Holder Warrants, the Option Holder Warrants may be exercised by means of a cashless exercise.

The foregoing summaries of the Purchase Agreements and the Option Holder Warrants are not complete, and are qualified in their entirety by reference to the full text of the agreements filed as exhibits to this Current Report and filed as exhibits to the Company’s Form S-1 filed with the Securities and Exchange Commission on July 22, 2013 and hereby incorporated by reference.

Item 3.02             Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of May 11, 2015, by and between BioSig Technologies, Inc. and Alpha Capital Anstalt.
10.2	Securities Purchase Agreement, dated as of May 11, 2015, by and between BioSig Technologies, Inc. and Brio Capital Master Fund Ltd.
10.3	Form of Warrant (incorporated by reference to Exhibit 10.7 to the Form S-1 filed on July 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: May 15, 2015                                               By:  /s/ Kenneth Londoner
Name: Kenneth Londoner
Title: Executive Chairman